SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:
         [ ]      Preliminary proxy statement
         [X]      Definitive proxy statement
         [ ]      Definitive additional materials
         [ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             MANSUR INDUSTRIES INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):
      [ ] No fee required.
      [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, schedule or registration statement no.:
         (3) Filing party:
         (4) Date Filed:

                             MANSUR INDUSTRIES INC.


             8305 N.W. 27TH STREET, SUITE 107, MIAMI, FLORIDA 33122


                            -------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 1998

                            -------------------------



To the Shareholders of Mansur Industries Inc.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Mansur Industries Inc., a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, June 26, 1998, at the Doral Resort, 4400 N.W. 87th Avenue, Miami, Florida 33178, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on May 26, 1998 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present at the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                         By Order of the Board of Directors


                                         PIERRE G. MANSUR
                                         CHAIRMAN OF THE BOARD
                                         AND PRESIDENT
Miami, Florida
May 27, 1998

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                             MANSUR INDUSTRIES INC.

                       -----------------------------------


                                 PROXY STATEMENT

                       -----------------------------------



         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mansur Industries Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the Company's 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, June 26, 1998, at the Doral Resort, 4400 N.W. 87th Avenue, Miami, Florida, or at any adjournments or postponements thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 27, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1997 Annual Report which accompanies this Proxy Statement. The Company's principal executive offices are located at 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122, and its telephone number is (305) 593-8015.



                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

         (2) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR the election of the five nominees for Director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.



                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 26, 1998, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 4,601,309 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of Directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matter addressed at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122, for a period of ten (10) days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.


                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, based on information obtained from the persons named below, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the Named Executive Officers (as defined in "Executive Compensation"), (iii) each Director and nominee for Director and (iv) all Directors and executive officers of the Company as a group:

                                                           AMOUNT AND NATURE OF               PERCENTAGE OF
     NAME AND ADDRESS OF BENEFICIAL OWNER(1)             BENEFICIAL OWNERSHIP (2)        OUTSTANDING SHARES OWNED
     ---------------------------------------             ------------------------        ------------------------
Pierre G. Mansur..................................               2,013,820(3)                      43.6%
Paul I. Mansur....................................                  10,146(4)                        *
Richard P. Smith..................................                   3,334(5)                        *
Dr. Jan Hedberg...................................                  37,334(6)                        *
Joseph E. Jack....................................                  50,987(7)                       1.1%
Elias F. Mansur...................................                  42,192(8)                        *
Ronald J. Korn....................................                      --                          --
All Directors and Director Nominees and Executive
     Officers as a group (7 persons)..............               2,157,813(9)                      46.6%

----------------------
*      Less than one percent.
(1) Unless otherwise indicated, the address of each of the beneficial owners identified above is c/o Mansur Industries Inc., 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(3) Includes 13,820 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Company's 1996 Executive Incentive Compensation Plan, as amended (the "Incentive Plan"), which options are presently exercisable. Does not include 36,871 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are not presently exercisable.
(4) Represents shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are presently exercisable. Does not include 29,523 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are not presently exercisable.
(5) Represents shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are presently exercisable. Does not include 12,307 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are not presently exercisable.

(6) Includes 25,000 shares of Common Stock held by Environmental Technologies BVI Limited, of which Dr. Hedberg owns 50% and serves as Managing Director. Also includes 2,334 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are presently exercisable. Does not include 18,166 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are not presently exercisable.
(7) Includes 8,000 shares of Common Stock owned by Mr. Jack's spouse. Also includes 1,167 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are presently exercisable. Does not include 15,833 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are not presently exercisable.
(8) Includes 1,167 shares of Common Stock issuable upon the exercise of options to purchase Common Stock under the Incentive Plan, which options are presently exercisable. Does not include 15,833 shares of Common Stock issuable upon the exercise of options to purchase Common Stock, which options are not presently exercisable.
(9)     See Notes (3) - (8) above.



                    ELECTION OF DIRECTORS; DIRECTOR NOMINEES

         The Board of Directors has previously fixed at five the number of Directors constituting the Board of Directors. Each of Pierre G. Mansur, Paul I. Mansur, Dr. Jan Hedberg and Joseph E. Jack, current members of the Board of Directors, has been nominated by the Company to be reelected as a Director at the Annual Meeting. Additionally, Ronald J. Korn has been nominated by the Company to be elected as a Director at the Annual Meeting. Each Director elected at the Annual Meeting will serve for a term expiring on the date of the Company's 1999 Annual Meeting of Shareholders or until his successor has been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

         The following table sets forth certain information as to each of the persons nominated for election as a Director of the Company at the Annual
Meeting:

                                                  NOMINEES FOR DIRECTOR

                    NAME                        AGE                    POSITION                    DIRECTOR SINCE
                    ----                        ---                    --------                    --------------
Pierre G. Mansur.............................   46     Chairman of the Board, President and             1990
                                                         Director

Paul I. Mansur...............................   47     Chief Executive Officer and Director             1993

Dr. Jan Hedberg..............................   50     Director                                         1995

Joseph E. Jack...............................   70     Director                                         1995

Ronald J. Korn...............................   57     Director Nominee                                  -


         PIERRE G. MANSUR founded the Company and has served as its Chairman and President since its inception in November 1990. From June 1973 to August 1990, Mr. Mansur served as President of Mansur Industries Inc., a privately held New York corporation that operated a professional race engine machine shop. Mr. Mansur has over twenty years of advanced automotive and machinery operations experience including developing innovative automotive machine shop applications; designing, manufacturing, customizing, modifying and retooling high performance engines and component parts; developing state of the art automotive and powerboat race engines which have consistently achieved world championship status; and providing consulting services and publishing articles with respect to automotive technical research data. Mr. Mansur has conducted extensive research and development projects for several companies, including testing and evaluating engine parts and equipment for Direct Connection, a high performance racing division of the Chrysler Corporation; researching and developing specialized engine piston rings and codings for Seal Power Corporation; researching high-tech plastic polymers for internal combustion engines for ICI Americas; and designing and developing specialized high performance engine oil pan applications. Pierre G. Mansur is the brother of Paul I. Mansur. Pierre G. Mansur is a graduate of the City University of New York.

         PAUL I. MANSUR has been Chief Executive Officer and a Director of the Company since September 1993. From September 1986 to July 1993, Mr. Mansur served as Chief Executive Officer of Atlantic Entertainment Inc., a privately held regional retail chain of video superstores. From March 1981 to September 1986, Mr. Mansur served as the Chief Executive Officer and President of Ameritrade Corporation, a privately held international distributor of factory direct duty free products. From June 1972 to March 1981, Mr. Mansur held various finance and operation positions, including Assistant Vice President Finance and Operations for Mott's USA, Inc., a division of American Brands. Paul I. Mansur is the brother of Pierre G. Mansur. Paul I. Mansur is a graduate of the City University of New York.

         DR. JAN HEDBERG has been a Director of the Company since August 1995. From October 1987 to March 1993, Dr. Hedberg served as the Chairman and Chief Executive Officer of Enprotec International Group, N.V., a company he co-founded which is in the business of researching and developing advanced waste oil recycling technologies. Since March 1993, Dr. Hedberg has been the Chairman of the Board and Chief Executive Officer of Enprotec (USA) Inc., a wholly owned subsidiary of Enprotec International Group, N.V., which manufactures, designs and assembles oil re-refining plants. Dr. Hedberg was the co-recipient of the 1991 International Technology Award for Enterprising Innovation and Creativity for the development of the Vaxon Re-refining Process, which is a proprietary process that transforms used oil into useable oil products. Dr. Hedberg has over 15 years of experience in oil related and environmental companies and 12 years of research and teaching experience, including executive management and advisory positions, with several multinational organizations. Dr. Hedberg received his Doctor of Philosophy (Ph.D.) in Geotechnical Engineering from the Massachusetts Institute of Technology, Cambridge, Massachusetts in 1977.

         JOSEPH E. JACK has been a Director of the Company since August 1995. From May 1989 to June 1991, Mr. Jack served as Vice President of Waste Management Europe, a waste collection and recycling company that is a publicly traded company on the London Stock Exchange and a controlled subsidiary of WMX Technologies, a publicly traded New York Stock Exchange company. From May 1978 to June 1991, Mr. Jack has served in various executive capacities with several subsidiaries and/or affiliates of Waste Management, Inc.

         RONALD J. KORN has been nominated to become a Director of the Company. Since July 1991, Mr. Korn has served as President of Ronald Korn Consulting, a business consulting firm, and as Chairman of the Board of Carole Korn Interiors, Inc., an interior design firm. From 1961 to 1991, Mr. Korn was a partner with the certified public accounting firm of KPMG Peat Marwick, including six years in which Mr. Korn served as Managing Partner of KPMG Peat Marwick's Miami, Florida office. Since October 1991, Mr. Korn has served as a director and Chairman of the Compensation and Audit Committee of the Board of Directors of Engle Homes, Inc., a company whose common stock is traded on the National Market of the Nasdaq Stock Market. Since 1996, Mr. Korn has served as a director of Magicworks Entertainment Incorporated, a public company whose common stock is traded on the American Stock Exchange. From December 1995 to December, 1997, Mr. Korn served as a director of Vacation Break U.S.A., Inc., a company whose common stock was traded on the National Market of the Nasdaq Stock Market.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During 1997, the Board of Directors held five meetings and took action two additional times by unanimous written consent. No Director attended fewer than 75% of the meetings of the Board of Directors held during 1997 during the period of such Director's service.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board does not have a nominating or similar committee. The Company's Board of Directors performs the functions of a nominating or similar committee.

         Joseph E. Jack, Dr. Jan Hedberg and Elias F. Mansur are the current members of the Audit Committee, which held no meetings during 1997. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls and (iv) having general responsibility for all related auditing matters. If elected as a Director at the Annual Meeting, Ronald J. Korn will become a member of the Audit Committee.

         Pierre G. Mansur, Dr. Jan Hedberg and Elias F. Mansur are the current members of the Compensation Committee, which held one meeting during 1997. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's Incentive Plan. If elected as a Director at the Annual Meeting, Ronald J. Korn will become a member of the Compensation Committee.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         No Director of the Company receives any fee for attendance at meetings of the Board of Directors or committees thereof, although members of the Board of Directors do receive reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as Directors.

         Directors are eligible to receive options under the Company's Incentive Plan. The Incentive Plan provides for an automatic grant of an option to purchase 3,500 shares of Common Stock upon a person's election as a non-employee Director of the Company, as well as an automatic annual grant of an option to purchase 3,500 shares of Common Stock on the day the Company issues its earnings release for the prior fiscal year. See "Executive Compensation--Incentive Plan."

         During 1996, in connection with the Company's initial public offering of Common Stock (the "IPO"), the Company issued 10,000 shares of the Company's Common Stock to each of Joseph E. Jack and Dr. Jan Hedberg in exchange for previously rendered consulting services.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written or oral representations that no other reports were required for such persons. All Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners have been complied with, except for the late filing by Pierre G. Mansur of a Form 4 relating to the grant of options to purchase 41,460 shares of Common Stock in April 1997, (ii) Paul I. Mansur of a Form 4 relating to the grant of options to purchase 30,438 shares of Common Stock in April 1997, and (iii) Dr. Jan Hedberg of a Form 4 relating to the grant of options to purchase 3,500 shares of Common Stock in April 1997.



                                   MANAGEMENT

EXECUTIVE OFFICERS

         Pierre G. Mansur and Paul I. Mansur, each of whom is a Director of the Company, are also executive officers of the Company. Reference is made to the description of the business experience of such individuals set forth above under "Election of Directors; Director Nominees."

         The other executive officer of the Company is as follows:

                         NAME                             AGE                         POSITION
                         ----                             ---                         ---------
Richard P. Smith................................          40      Vice President of Finance and Chief Financial
                                                                  Officer

         RICHARD P. SMITH has been the Chief Financial Officer of the Company since September 1, 1996. From April 1987 to August 1996, Mr. Smith held various positions, including Vice President, Chief Financial Officer, Treasurer, Secretary, Director of Business Planning, and Controller of the European Operations of Telematics International, Inc., a manufacturer and supplier of intelligent networking technologies and products. From August 1983 to April 1987, Mr. Smith served as Manager of Internal Controls and Cost Analysis for Motorola, Inc., a worldwide manufacturer of a diverse line of electronic equipment and components, including communications systems, semiconductors, electronic controls and computer systems. From January 1980 to March 1981, Mr. Smith worked as an accountant for Arthur Young and Co. C.P.A. Mr. Smith is a graduate of Illinois Wesleyan University and holds a Masters of Business Administration degree from the University of Illinois and a Masters of Finance degree from Cambridge University.

ELECTION OF EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the fiscal years ended December 31, 1997, 1996 and 1995, the aggregate compensation awarded to, earned by or paid to each of Pierre G. Mansur, the Company's Chairman of the Board and President, Paul I. Mansur, the Company's Chief Executive Officer, and Richard P. Smith, the Company's Vice President and Chief Financial Officer (collectively, the "Named Executive Officers"). No other officer of the Company received compensation in excess of $100,000 during such years.

                                                                                                   LONG TERM
                                                     ANNUAL COMPENSATION                         COMPENSATION
                                                 -----------------------------------------       ------------
                                                                                                  SECURITIES
            NAME AND                                                          OTHER ANNUAL        UNDERLYING
       PRINCIPAL POSITION           YEAR         SALARY         BONUS         COMPENSATION       OPTIONS/SARS
       ------------------           ----         ------         -----         ------------       ------------
Pierre G. Mansur..........          1997        $120,000             --         $6,605(1)          41,460
   Chairman and President           1995        $ 66,000       $267,460(2)      $6,605(1)              --

Paul I. Mansur............          1997        $120,000             --         $6,144(1)          30,438
     Chief Executive Officer        1996        $ 48,000       $250,000         $5,099(1)              --
                                    1995        $ 48,000             --         $2,550(1)              --

Richard P. Smith..........          1997        $110,000             --         $4,800(1)              --
     Vice President and Chief       1996        $ 36,667(3)          --         $1,600(1)          10,000
     Financial Officer

-----------------------

(1)      Automobile allowance paid by the Company.
(2) Represents incentive compensation earned by Pierre G. Mansur, of which $88,110 was paid in 1995 and the remainder of which was accrued in 1995 and paid in 1996.
(3) Mr. Smith commenced employment with the Company in September 1996. Accordingly, represents compensation paid to Mr. Smith for the four months ended December 31, 1996.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         In September 1997, the Company entered into a two year employment agreement with Pierre Mansur, providing for an annual base salary of $120,000 through December 31, 1998 and $150,000 during 1998 and discretionary bonuses, based on Mr. Mansur's performance, as determined by the Compensation Committee of the Board of Directors. Pursuant to the employment agreement, during the term of Mr. Mansur's employment and for a period of three years following his termination of employment, Mr. Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding the Company's patents, research and development, manufacturing process or knowledge or information with respect to confidential trade secrets of the Company. In addition, the employment agreement provides that Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with the Company or its affiliates. The employment agreement also provides that Mr. Mansur is prohibited from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with the Company or its affiliates during the term of his employment and for three years thereafter.

         In September 1995, the Company entered into a two year employment agreement with Paul Mansur providing for an annual base salary of $48,000 through December 31, 1996 and $120,000 thereafter and discretionary bonuses, based on Mr. Mansur's performance, as determined by the Compensation Committee of the Board of Directors. In September 1997, Mr. Mansur's employment agreement was extended by the Company for an additional year. Pursuant to the employment agreement, during the term of Mr. Mansur's employment and for a period of three years following his termination of employment, Mr. Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding the Company's patents, research and development, manufacturing process or knowledge or information with respect to confidential trade secrets of the Company. In addition, the employment agreement provides that Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with the Company or its affiliates. The employment agreement also provides that Mr. Mansur is prohibited from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with the Company or its affiliates during the term of his employment and for three years thereafter.

         In July 1996, the Company entered into a one year employment agreement with Mr. Richard Smith, the Company's Vice President of Finance and Chief Financial Officer, which provides for an annual base salary of $110,000, a car allowance of $400 a month, and a mobile telephone allowance of $150 a month. In addition, pursuant to the terms of the employment agreement, Mr. Smith was granted options to purchase 10,000 shares of Common Stock. Pursuant to the employment agreement, if Mr. Smith is terminated for cause, defined as an act of dishonesty, malfeasance, or other impropriety, he is not entitled to receive any severance payment. If Mr. Smith is terminated without cause, he is entitled to receive his current salary for four months or until he secures new employment, whichever occurs first. In addition to the employment agreement, the Company and Mr. Smith entered into a Non-Circumvention and Non-Disclosure Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Pierre G. Mansur, the Chairman of the Board and President of the Company, participated in deliberations of the Compensation Committee of the Board of Directors concerning executive compensation during 1997. Mr. Mansur's compensation was determined by the Board of Directors.

INCENTIVE PLAN

         The Incentive Plan provides for the grant of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, the "Awards"). A total of 375,000 shares of Common Stock have been reserved for the grant of Awards under the Incentive Plan. The purpose of the Incentive Plan is to advance the interests of the Company by providing additional incentive in attracting, motivating and retaining qualified executives and other employees, officers, directors and independent contractors (collectively, the "Participants") by enabling Participants to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between Participants and the Company's shareholders, and providing Participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

         The persons eligible to receive Awards under the Incentive Plan are the officers, directors, employees and independent contractors of the Company and any subsidiary. No director of the Company who is not an employee of the Company or any subsidiary (a "non-employee director") is eligible to receive Awards under the Incentive Plan other than automatic formula grants of stock options and restricted stock as described below, and no independent contractor will be eligible to receive any Awards other than stock options.

         The Incentive Plan is required to be administered by a committee designated by the Board of Directors consisting of not less than two directors (the "Committee"), each member of which must be a "disinterested person," as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee of the Board has been appointed as the Committee for the purpose of administering the Incentive Plan. Subject to the terms of the Incentive Plan, the Committee is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms or Award agreements, interpret and specify rules and regulations relating to the Incentive Plan, and make any other determinations that may be necessary or advisable for the administration of the Incentive Plan.

         In addition, the Incentive Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARS, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 250,000 for each type of Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as a final annual incentive Award or other cash Award in any fiscal year to any one participant is $1,000,000, and the maximum amount that may be earned as a final performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

         The Incentive Plan provides that each non-employee Director shall receive (i) on the date of his or her election as a Director of the Company, an automatic grant of an option to purchase 3,500 shares of Common Stock, and (ii) each year, on the day the Company issues its earnings release for the prior fiscal year, an automatic grant of an option to purchase 3,500 shares of Common Stock. Such options have a term of 10 years and become exercisable at the rate of 33-1/3 per annum commencing on the first anniversary of the date of grant; provided, however, that options become fully exercisable in the event that, while serving as a Director of the Company, the non-employee Director dies, or suffers a "disability," or "retires" (within the meaning of such terms as defined in the Incentive Plan). The per share exercise price of all options granted to non-employee directors will be equal to the fair market value of a share of Common Stock on the date such option is granted.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of stock options made to the Named Executive Officers during the year ended December 31, 1997. No stock appreciation rights have been granted or are outstanding.

                                                                         INDIVIDUAL GRANTS
                                                 -----------------------------------------------------------------
                                                   NUMBER OF      PERCENT OF TOTAL
                                                  SECURITIES        OPTIONS/SARS
                                                  UNDERLYING         GRANTED TO
                                                 OPTIONS/SARS       EMPLOYEES IN        EXERCISE       EXPIRATION
NAME                                              GRANTED(*)         FISCAL YEAR      PRICE ($/SH)        DATE
----                                             ------------     -----------------   ------------     ----------
Pierre G. Mansur..............................      41,460              41.6%           $13.125          4/1/05
     Chairman of the Board and President

Paul I. Mansur................................      30,438              30.5%           $13.125          4/1/05
     Chief Executive Officer

Richard P. Smith..............................        --                 --                --              --
     Vice President and Chief
     Financial Officer


AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of December 31, 1997. No stock options were exercised by the Named Executive Officers during the year ended December 31, 1997. No stock appreciation rights have been granted or are outstanding.

                                                       NUMBER OF SECURITIES
                                                             UNDERLYING
                                                         UNEXERCISED OPTIONS          VALUE OF UNEXERCISED IN THE
                              SHARES                       AT FY-END(#)                MONEY OPTIONS AT FY-END(1)
                            ACQUIRED ON    VALUE    --------------------------      -------------------------------
NAME                        EXERCISE(#)  REALIZED   EXERCISABLE  UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
----                        -----------  --------   -----------  -------------      -----------       -------------
Pierre G. Mansur..........       0          $ 0         13,820       27,640       $38,005.00(2)     $76,010.00(2)
Paul I. Mansur............       0          $ 0         10,146       20,292       $27,901.50(2)     $55,803.00(2)
Richard P. Smith..........       0          $ 0          3,334        6,666       $27,922.25(3)     $55,827.75(3)

----------------

(1) The closing price of the Common Stock as reported on the SmallCap Market of the Nasdaq Stock Market on December 31, 1997 was $15.875.
(2) Value is calculated by multiplying (i) the difference between $15.875 and the option exercise price of $13.125 by (ii) the number of shares of Common Stock underlying the option.
(3) Value is calculated by multiplying (i) the difference between $15.875 and the option exercise price of $7.50 by (ii) the number of shares of Common Stock underlying the option.

                              CERTAIN TRANSACTIONS

COMMON STOCK OWNERSHIP

         In connection with the organization of the Company in November 1990, the Company issued 2,000,000 shares of Common Stock to Mr. Pierre Mansur in exchange for the assignment to the Company of (i) certain ongoing research and development and rights to any related patents and patents pending, and (ii) real estate and equipment valued at $52,000.

CONSULTING AGREEMENT AND SERVICES

         In November 1994, the Company entered into a two-year consulting agreement (the "Consulting Agreement") with Environmental Technologies BVI Limited (the "Consultant"). Pursuant to the Consulting Agreement, the Consultant agreed to advise, consult with, introduce to third parties and generally assist the Company in its efforts to explore new manufacturing and marketing arrangements. In exchange for such services, the Consulting Agreement provided that the Consultant was entitled to receive certain fees in connection with the sale of certain equipment, services, license rights, royalty rights, manufacturing rights, marketing rights or the Company's entrance into a partnership or joint venture arrangement or consummation of a merger. The Consultant did not receive any commissions pursuant to the Consulting Agreement. In December 1995, the Company issued the Consultant 10,000 shares of Common Stock in exchange for the services rendered by the Consultant and to secure the Consultant's agreement to terminate the Consulting Agreement and any and all associated rights of the Consultant. Dr. Jan Hedberg, a Director of the Company, owns 50% and serves as the managing director of the Consultant.

         Dr. Jan Hedberg and Joseph E. Jack have, from time to time, rendered consulting services to the Company in connection with financing, marketing and technical matters. In April 1996, Messrs. Hedberg and Jack were each issued 10,000 shares of the Company's Common Stock, valued at $3.50 per share, in exchange for such previously rendered consulting services.

NOTE PAYABLE TO CHIEF EXECUTIVE OFFICER

         Pursuant to a revolving line of credit dated June 1, 1990, Mr. Paul Mansur made a series of advances ranging from $5,000 to $30,000, totaling an aggregate of $150,000 (the "Debt"), to the Company between June 1, 1990 and May 31, 1996. Under the terms of the line of credit, interest accrued at a rate of 6% in 1994, 1995 and the five month period ended May 31, 1996. On December 31, 1994 and December 31, 1995, the Company paid Mr. Paul Mansur $34,814 and $12,000, respectively, in satisfaction of interest owed with respect to the Debt. The note evidencing the Debt had a maturity date of December 31, 1995, which maturity date was extended to December 31, 1996. On May 31, 1996, the Company paid Mr. Paul Mansur $150,000 and $5,000 in satisfaction of the outstanding principal balance of and the interest owed with respect to the Debt.

CONVERTIBLE NOTES

         In connection with its issuance of an aggregate of $1,012,500 in principal amount of Convertible Notes in June 1996, the Company issued promissory notes in the principal amount of $101,250 to each of Environmental Technologies BVI Limited, a consulting firm of which Dr. Jan Hedberg, a Director of the Company, is Managing Director, and Joseph E. Jack, a Director of the Company. Upon consummation of the IPO in September 1996, each of the Convertible Notes was converted into 15,000 shares of Common Stock. Environmental Technologies BVI Limited and Mr. Jack acquired the Convertible Notes on the same terms as other unaffiliated investors.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG Peat Marwick LLP served as the Company's independent public accountants for the year ended December 31, 1997. The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1998. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by January 27, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                            By Order of the Board of Directors,


                                            PIERRE G. MANSUR
                                            CHAIRMAN OF THE BOARD
                                            AND PRESIDENT

Miami, Florida
May 27, 1998

                             MANSUR INDUSTRIES INC.
                        8305 N.W. 27TH STREET, SUITE 107
                              MIAMI, FLORIDA 33122



      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK



         The undersigned holder of Common Stock of Mansur Industries Inc., a Florida corporation (the "Company"), hereby appoints Paul I. Mansur and Richard
P. Smith, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, par value $.001 per share (the "Common Stock"), of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held on Friday, June 26, 1998, at 10:00 a.m., local time, at the Doral Resort, 4400 N. W. 87th Avenue, Miami, Florida, and at any adjournment(s) or postponement(s) thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND THE OTHER PROPOSALS SET FORTH.

Proposal 1.   Election of Pierre G. Mansur, Paul I. Mansur, Joseph E. Jack,
              Dr. Jan Hedberg and Ronald J. Korn as directors of the Company.

              [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

                  _____________________________________________________________

              [ ] VOTE WITHHELD from all nominees.


              In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1998 Annual Meeting of Shareholders, and any adjournments or postponements thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

         The undersigned hereby acknowledges receipt of (i) the Notice of 1998 Annual Meeting of Shareholders and (ii) the Proxy Statement.


                         Dated: __________________________________, 1998


                        _________________________________________________
                                          (Signature)

                        _________________________________________________
                                    (Signature if held jointly)


                         IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.